AMENDMENT TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT dated as of the 30th day of September 2010 (the "Amendment") between GENESIS
ELECTRONICS GROUP, INC. (the "Company"), and TANGIERS INVESTORS, LP
("Investor")

WHEREAS, the parties have entered into that certain Securities Purchase Agreement dated May 10, 2010, issued by the Company to provide financing to the Company (the "Agreement");

WHEREAS, the Company and Investor now desire to enter into this Amendment to amend certain terms of the Agreement as described herein and set forth below;

NOW, THEREFORE, the terms of the Agreement are hereby amended as follows:

Section 1.  Amendments.  The Agreement is amended by deleting
Section 7 (j) in its entirety and any and all references thereto shall have no further force or validity under the Agreement:

Section 2. Other Provisions. The other terms and conditions of the Agreement shall remain in effect as is and shall be equally applicable to this Amendment.


(Signatures Follow)

GENESIS ELECTRONICS GROUP, INC.

By:   /s/ Edward Dillon
      ------------------------
      Edward Dillon
      Chief Executive Officer

TANGIERS INVESTORS, LP

By:   /s/ Michael Sobeck
      -----------------------
      Michael Sobeck, Partner


2